SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT: (Date of earliest event reported) February 17, 2004


                        DOBSON COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


         OKLAHOMA                    000-29225                 73-1513309
(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)

                               14201 Wireless Way
                          Oklahoma City, Oklahoma         73134
               (Address of principal executive offices) (Zip Code)

                                 (405) 529-8500
              (Registrant's telephone number, including area code)
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Information To Be Included in the Report

Item 2.  Acquisition and Disposition of Assets

     On February 17, 2004, the Registrant consummated the exchange of its FCC license and related assets located in Maryland Rural Service Area 2 to an affiliate of Cingular Wireless Services, Inc., or Cingular, for Cingular's FCC licenses and related assets located in Michigan Rural Service Area 5. In addition, Cingular paid the Registrant $22.0 million in cash and transferred to the Registrant Cingular's one percent (1%) interest in Texas Rural Service Area 2, Oklahoma Rural Service Area 5 and Oklahoma Rural Service Area 7. The Michigan RSA 5 license transferred by Cingular to the Registrant covered an aggregate population of 169,400 persons. The Maryland RSA 2 license transferred by the Registrant to Cingular covered an aggregate population of 471,700 persons.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits

Exhibit No.                Description
-----------                -----------

99.1              Registrant's press release dated February 17, 2004. (1)
_______________

(1) Incorporated by reference to Exhibit 99.2 to the Registrant's Form 8-K as filed on February 18, 2004.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, theRegistrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 DOBSON COMMUNICATIONS CORPORATION


                                 By  RONALD L. RIPLEY
                                     Ronald L. Ripley, Senior Vice President and
                                     General Counsel

February 26, 2004

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                                 EXHIBIT INDEX

Exhibit No.      Description                  Method of Filing
-----------      -----------                  ----------------

99.1             Registrant's press release   Incorporated herein by reference
                 dated February 17, 2004.